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Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the annual report of Nevada Chemicals Inc. (the "Company") on Form 10-K for the year ended December 31, 2007, John T. Day hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

          1.     The annual report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

          2.     The information contained in the annual report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 4, 2008 (Date)	/s/ JOHN T. DAY John T. Day President (principal executive officer)

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CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002